SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

November 21, 2003

V. I. TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-24241	11-3238476
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

134 Coolidge Avenue

Watertown, Massachusetts 02472

(617) 926-1551

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

ITEM 5. OTHER ITEMS

On November 24, 2003, V. I. Technologies, Inc. (“Vitex”) announced a restructuring of operations leading to a significant reduction in ongoing operating expenses. The restructuring includes an immediate reduction in the Company’s headcount by 50% which was put into effect on Friday, November 21, 2003. Further spending reductions are being evaluated. A copy of the Vitex press release dated November 24, 2003 is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

99.1    Press Release of V.I. Technologies, Inc. dated November 24, 2003

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

V. I. TECHNOLOGIES, INC.

Dated: November 25, 2003	By:	/s/ THOMAS T. HIGGINS
Thomas T. Higgins, Chief Financial Officer and Executive Vice President, Operations

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of V.I. Technologies, Inc. dated November 24, 2003.